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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                       October 28, 2003 (October 28, 2003)


                             GREY GLOBAL GROUP INC.
               (Exact name of Registrant as specified in charter)

     Delaware                     0-7898                    13-0802840
 (State or Other             (Commission File No.)        (I.R.S. Employer
 Jurisdiction of                                          Identification No.)
 Incorporation)


                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        On October 28, 2003, Grey Global Group Inc. issued a press release announcing the completion of the sale of its convertible subordinated debentures. The press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

(c) Exhibits.


    99.1 Press Release, dated October 28, 2003, issued by Grey Global Group Inc.



                            (Signature page follows)




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GREY GLOBAL GROUP INC.

                                  By:   /s/ John A. Grudzina
                                        --------------------------
                                  Name:  John A. Grudzina
                                  Title: Senior Vice President
                                           and General Counsel

Dated:  October 28, 2003



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                                  EXHIBIT INDEX


       Designation                                Description



           99.1 Press Release, dated October 28, 2003, issued by Grey Global Group Inc.





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